UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	AXACU	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	AXAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXACWS	The New York Stock Exchange
Rights to acquire one-tenth of one Class A ordinary share	AXACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 14, 2023, AXIOS Sustainable Growth Acquisition Corporation, a Cayman Islands exempted company (the “Company”) convened an Extraordinary General Meeting (the “Extraordinary General Meeting”) virtually, solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination from February 18, 2023 to May 18, 2023 (the “Extension Amendment Proposal”). In connection with the Extension Amendment Proposal, holders of Class A ordinary shares, $0.0001 par value per share (“public shares”) that had originally been issued to the public in connection with the Company’s initial public offering were afforded the opportunity to require the Company to redeem their public shares for their pro rata share of the funds held in the trust account. 13,138,341 of the 17,250,000 public shares were redeemed at a redemption price of approximately $10.39 per share, leaving 4,111,659 public shares remaining outstanding. Following this redemption, the balance in the trust account was approximately $42.7 million.

In addition, the Company had previously reported that the Company and AXIOS Sponsor LP (the “Sponsor”), the Company’s sponsor, entered into one or more agreements (the “Non-Redemption Agreements”) with third parties holding public shares in exchange for them agreeing not to redeem public shares at the Extraordinary General Meeting. The Non-Redemption Agreements provide for the allocation of one founder share held by the Sponsor in exchange for each five public shares the investor agreed to hold and not redeem at the Meeting. In accordance with the Non-Redemption Agreements and based upon the number of public shares not tendered for redemption by the counterparties to the Non-Redemption Agreements, the Sponsor has agreed to transfer an aggregate of 818,246 founder shares to such counterparties.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer